SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 22, 2003

                       CHINA WIRELESS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                     333-49388              91-1966948
(State or other jurisdiction of      (Commission            (IRS Employer
       incorporation)                File Number)        Identification No.)


          7365 VILLAGE SQUARE DRIVE #1611, CASTLE ROCK, COLORADO 80108
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (720) 733-6214

                                  I-TRACK, INC.
          3031 COMMERCE DRIVE, BUILDING B, FORT GRATIOT, MICHIGAN 48058 (Former name or former address, if changed since last report)

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

      See the disclosure in Item 5. below.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

      See the disclosure in Item 5. below.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

      On March 22, 2003, the registrant closed its acquisition of Strategic Communications Partners, Inc., a privately-held Wyoming corporation ("SCP"), pursuant to the terms of a Share Exchange Agreement dated March 17, 2003 (the "Share Exchange Agreement"). SCP is now a wholly-owned subsidiary of the registrant.

      The registrant has issued 19,000,000 shares of its common stock to the shareholders of SCP. There are now 21,500,000 shares of common stock of the registrant issued and outstanding.

      In connection with the acquisition, the registrant changed its name to "China Wireless Communications, Inc." The new CUSIP number for the common stock is 16945X 10 1 and the new trading symbol on the OTC Bulletin Board is CWLC.

      The registrant had been engaged as the exclusive distributor for the products of an affiliated company, AVL Information Systems Ltd. ("AVL"). Immediately prior to the closing of the acquisition of SCP, the registrant transferred this business to AVL and AVL assumed the liabilities of the registrant which related to this business. Accordingly, AVL and the registrant terminated their Worldwide Exclusive Distribution Agreement and Management Services Agreement. In addition, the registrant's note receivable from a related party in the amount of $36,536 at December 31, 2002, was written off as a bad debt.


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


      Management of the registrant now consists of:

         Phillip Allen             President, CEO, and director
         Brad Woods                CFO, Secretary, Treasurer and director
         Peter W. Fisher   Director

      PHILLIP ALLEN, PRESIDENT, CEO AND DIRECTOR
      Mr. Phillip Allen has been involved in the telecommunications industry since 1990. Mr. Allen has held senior management positions with a number of development stage and startup companies including Capital Acceleration Corporation, Athena International, STA Telecommunications, GTE, VDC Telecommunications and Strategic Communications. From September 1998 to April 1999, he was the sales director for VDC Telecommunications, Denver, Colorado, where he hired and trained sales staff, negotiated carrier contracts, and defined product and service offering. From April 1999 to April 2000, he was the president of In-Touch Communications, Littleton, Colorado, a telecommunications consulting firm, which provided international enhanced services. He founded Strategic Communications Partners International in April 2000, which provided telecommunications consulting services in the area of international carrier terminations and enhanced services. He served as president of this company until July 2002. In August 2002, he founded SCP to take advantage of the wireless broadband opportunity in China. He graduated from Central Michigan University with a B.S. degree in Business, Education and Social Sciences and an M.A. in General Educational Administration and has completed work on a doctorate program in Labor and Industrial Relations at Michigan State University.

      BRAD WOODS, CFO, SECRETARY, TREASURER AND DIRECTOR
      Mr. Brad Woods is a member of Breckenridge Capital Consulting Group, LLC. He has extensive experience in international investments, acquisitions, taxation, and computer applications with both public and private companies. Mr. Woods has also worked for Arthur Andersen & Co., where he executed projects for and on behalf of clients in the oil and gas, financial services, leasing, lodging, retail and light manufacturing industries. His experience includes practicing before the Securities and Exchange Commission, both with existing public companies and initial public offerings. He has also served as an advisor to numerous companies. Mr. Woods is a CPA in Colorado and received his bachelor's degree in Business Administration with an emphasis in Accounting from Colorado State University.

      PETER W. FISHER, DIRECTOR
      Mr. Fisher has been a director of the registrant since April 2000, and was an officer from April 2000 until the acquisition of SCP. Since 1992, Mr. Fisher has been the chairman and chief executive officer of AVL
      Information Systems Ltd., Ontario, Canada, a Canadian public company listed over-the-counter in Toronto. AVL Information Systems Ltd. develops and markets automatic vehicle location systems. From 1987 to 1992, Mr. Fisher was the president and chief executive officer of Tyrae Resources, Sarnia, Ontario, a junior capital pool corporation listed on the Alberta Stock Exchange. In that capacity, Mr. Fisher assisted

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

      in the development of stolen vehicle recovery technology. From 1982 to 1987, he was the president of Par Sar Investment Limited, Sarnia, Ontario, a Canadian private company that provided consulting services relating to funding and structuring of private and public companies. From 1979 to 1982, Mr. Fisher was a registered representative with Richardson Securities of Canada, and from 1974 to 1979, he was an account manager and registered representative for Midland Doherty Inc. of Canada, in Sarnia, Ontario.

      As of March 22, 2003, the principal offices of the registrant have been moved to the offices of SCP in Castle Rock, Colorado.

      SCP was incorporated in the State of Wyoming on August 13, 2002. It provides financial, technical, and marketing services for its operating subsidiary in Beijing, People's Republic of China ("PRC"), Strategic Communications Partners Limited ("SCPL"). SCPL was incorporated in Hong Kong on December 9, 2002. SCPL's operations to date consist solely of supporting the Beijing subsidiary.

      On December 18, 2002, SCP entered into agreements with Goldvision Technologies Ltd. ("Goldvision"), a company incorporated in the PRC, which is engaged in the business of providing satellite communication, broadband internet, content, wireless access and transport in Beijing. SCP will earn an initial 18% equity interest in Goldvision by paying $4,800,000, with the purchase price to be paid over 12 months from the effective date of the agreement, which is February 18, 2003. SCP will have an 18% equity interest pro rata in Goldvision after these payments. SCP shall acquire an additional 6% equity interest in Goldvision by contributing $2,400,000 over a period of 12 months after the purchase of the initial interest. Under these agreements, SCP will receive 49% of all future net revenues from the sale of all services.

      On March 4, 2003, SCPL set up a wholly-owned foreign enterprise, Beijing In-Touch Information System Co. Ltd. ("In-Touch") in the PRC. In-Touch is engaged in the business of telecommunication system integration, broadband wireless access providers and providers of VPN's and other wireless access, transport and enhanced data services. Essentially, In-Touch is the exclusive provider of wireless "last mile" services to large commercial users and carriers.

      As of March 24, 2003, SCP has 7 employees, 4 of which are full-time in the United States. In-Touch in Beijing has 25 full-time employees.

      Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares as a result of the acquisition of SCP: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

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


      ----------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF      PERCENT OF ALL
                                                                                    SHARES          OUTSTANDING
                     NAME                          POSITION (IF ANY)                 OWNED            SHARES1 <F1>
      ----------------------------------------------------------------------------------------------------------
                Phillip Allen                    President and Director            2,975,000           13.8%
      ----------------------------------------------------------------------------------------------------------
                  Brad Woods                 CFO, Secretary, Treasurer and         1,125,000           5.2%
                                                        Director
      ----------------------------------------------------------------------------------------------------------
               Peter W. Fisher                          Director                   1,364,624           6.4%
      ----------------------------------------------------------------------------------------------------------
      Officers and Directors as a group                                            5,464,624           25.4%
                 (3 persons)
      ----------------------------------------------------------------------------------------------------------

         1 <F1>The percentages shown are based on 21,500,000 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

      Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired: The audited financial statements of SCP as of and for the period ending December 31, 2002 are filed herewith.

      (b)    Pro forma financial information: Filed herewith.

      (c)    Exhibits:

      REGULATION S-B NUMBER                      DOCUMENT

              2.1 Share Exchange Agreement by and between I-Track, Inc. and Strategic Communications Partners, Inc.
                               (1)

              3.1              Certificate   of   Amendment   to   Articles   of
                               Incorporation

              99.1             Audited   Financial   Statements   of   Strategic
                               Communications Partners,

              99.2 Inc. for the period ending December 31, 2002 Pro Forma Combined Balance Sheet and Income Statement for Strategic Communications Partners, Inc. and I-Track, Inc. as of December 31, 2002
      ---------------
      (1) Incorporated by reference to the exhibits filed with the current report on Form 8-K dated March 17, 2003, filed March 18, 2003.


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


ITEM 8.       CHANGE IN FISCAL YEAR

      Not applicable.

ITEM 9.       REGULATION FD DISCLOSURE

      Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

      Not applicable.

ITEM 11.      TEMPORARY  SUSPENSION  OF  TRADING  UNDER  REGISTRANT'S   EMPLOYEE
              BENEFIT PLANS

      Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CHINA WIRELESS COMMUNICATIONS, INC.



Date:  3/28/03                           By:  /s/ PHILLIP ALLEN
     ---------------------                  ------------------------------------
                                               Phillip Allen, President and CEO







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